                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

                          Filed by the Registrant /X/

                 Filed by a Party other than the Registrant / /

                           Check the appropriate box:


                        / / Preliminary Proxy Statement
                  / / Confidential, for Use of the Commission
                    Only (as permitted by Rule 14a-6(e)(2))
                         /X/ Definitive Proxy Statement
                      / / Definitive Additional Materials
       / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 NEOPHARM, INC.
                                 --------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.


/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:


/ /  Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                 NEOPHARM, INC.
                              100 Corporate North
                                   Suite 215
                          Bannockburn, Illinois 60015
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 1998


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NeoPharm, Inc., a Delaware corporation, will be held at the Conference Center, located at 100 Corporate North, Bannockburn, Illinois on June 15, 1998, at 9:00 a.m., local time, for the following purposes:

          1. To elect five directors to serve until the 1999 Annual Meeting of Stockholders.

          2. To transact such other business as may properly come before the meeting.

     Only stockholders of record on April 30, 1998 will be entitled to notice of and to vote at this meeting.

     TO ASSURE THAT YOUR INTERESTS WILL BE REPRESENTED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE ENCLOSED PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.



                                            By Order of the Board of Directors,


                                            /s/ David E. Riggs
                                            ------------------
                                            DAVID E. RIGGS
                                            Secretary








Bannockburn, Illinois
May 11, 1998

                                 NEOPHARM, INC.
                              100 Corporate North
                                   Suite 215
                          Bannockburn, Illinois  60015
                              -------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 1998


                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NeoPharm, Inc., a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Conference Center, located at 100 Corporate North, Bannockburn, Illinois on June 15, 1998 at 9:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. This Proxy Statement and the enclosed form of proxy were first sent or given to stockholders on or about May 11, 1998.

     Only stockholders of record at the close of business on April 30, 1998 (the "Record Date") will be entitled to vote at the meeting or any adjournment thereof. As of the close of business on the Record Date, there were 8,195,810 shares of the Company's common stock, par value $.0002145 per share ("Common Stock"), outstanding.

     The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In the election of directors, each share is entitled to cast one vote for each director to be elected; cumulative voting is not permitted. For all matters except the election of directors, each share is entitled to one vote. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted for purposes of determining whether a proposal presented to stockholders has been approved.

     A proxy may be revoked at any time before it is exercised by giving a written notice to the Secretary of the Company bearing a later date than the proxy, by submitting a later-dated proxy or by voting the shares represented by the proxy in person at the Annual Meeting. Unless revoked, the shares represented by each duly executed, timely delivered proxy will be voted in accordance with the specifications made. If no specifications are made, such shares will be voted FOR the election of directors as proposed in this Proxy Statement. The Board of Directors does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, it is the intention of the proxy holders to vote the proxy in accordance with their best judgement.

     The expenses of soliciting proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally or by telephone, telecopy or telegram. The Company will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in mailing proxy materials to principals.

                             ELECTION OF DIRECTORS

     Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each director will hold office until the 1999 Annual Meeting of stockholders and until his successor has been elected and qualified. The nominees named below have been selected by the Board of Directors of the Company. The Board believes that all of its present nominees will be available for election at the meeting and will serve if elected. If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select. Each of these nominees is currently a director of the Company.

     Effective March 16, 1998, and in accordance with procedures set forth in the Company's by-laws, the Board of Directors appointed James M. Hussey to fill the vacancy created in the Board of Directors by the resignation of William C. Govier as President, Chief Executive Officer and a Director of the Company.

     There follows information as to each nominee for election as a director at the Annual Meeting, including his age, present principal occupation, other business experience during the last five years, directorships of other publicly-held companies and period of service as a director of the Company.

     THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY WILL VOTE FOR THE ELECTION OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

     Nominees for Director. The following information has been provided by the respective nominees for election to the Board of Directors.

            NAME                AGE   PRINCIPAL OCCUPATION
            ----                ---   --------------------
James M. Hussey, R.Ph., MBA...  39    Mr. Hussey joined the Company as
                                      President, Chief Executive Officer and
                                      Director on March 16, 1998. Prior to
                                      joining the Company, Mr. Hussey served as
                                      Chief Executive Officer of Physicians
                                      Quality Care, Inc., a managed care
                                      organization from 1994 to 1998. Previous
                                      to that, Mr. Hussey held several
                                      positions with Bristol-Myers Squibb, a
                                      diversified pharmaceutical manufacturer,
                                      from 1986 to 1994, most recently as the
                                      General Manager Midwest Integrated
                                      Regional Business Unit.

John N. Kapoor, Ph.D..........  54    Dr. Kapoor has been a Director and
                                      Chairman of the Board since its formation
                                      in July 1990.  Prior to forming the
                                      Company, Dr. Kapoor formed EJ Financial
                                      Enterprises, Inc., a health care
                                      consulting and investment company, in
                                      March 1990, of which Dr. Kapoor is the
                                      principal shareholder and President.  Dr.
                                      Kapoor is presently Chairman of Option
                                      Care, Inc., a provider of home
                                      healthcare; Chairman of Unimed
                                      Pharmaceuticals, Inc., a developer and
                                      marketer of pharmaceuticals for cancer,
                                      endocrine disorders and infectious
                                      diseases; and Chairman and Chief
                                      Executive Officer of Akorn, Inc., a
                                      manufacturer, distributor and marketer of
                                      generic ophthalmic products.

            NAME                AGE   PRINCIPAL OCCUPATION
            ----                ---   --------------------
Aquilur Rahman, Ph.D..........  55    Dr. Rahman has been a Director and the
                                      Company's Chief Scientific Officer since
                                      joining the Company in July 1990.  Prior
                                      to joining the Company on a full time
                                      basis in 1996, Dr. Rahman was an
                                      associate professor of pathology and
                                      pharmacology at Georgetown University and
                                      has more than 15 years of research
                                      experience in developing methods of
                                      chemotherapy treatment for cancer.

Anatoly Dritschilo, M.D.......  53    Dr. Dritschilo joined the Company as a
                                      Member of the Board of Directors in July
                                      1990. Since August 1979, Dr. Dritschilo
                                      has been Chairman of the Department of
                                      Radiation Medicine and Medical Director
                                      of the Georgetown University Medical
                                      Center in Washington, D.C.

Erick E. Hanson...............  51    Mr. Hanson joined the Company as a
                                      Member of the Board of Directors in April
                                      1997.  Since April 1995, Mr. Hanson has
                                      been associated with Option Care, Inc., a
                                      provider of home healthcare, were he
                                      currently holds the positions of
                                      Director, President and Chief Executive
                                      Officer.   Prior to joining Option Care,
                                      Mr. Hanson held a variety of executive
                                      positions with Caremark, Inc., including
                                      Vice President Sales and Marketing.   Mr.
                                      Hanson served as President and Chief
                                      Operating Officer of Clinical Partners
                                      Inc. in Boston, MA from 1989 to 1991 and
                                      prior to 1989 was associated with Blue
                                      Cross and Blue Shield of Indiana for over
                                      twenty years.  Mr. Hanson presently
                                      serves on the boards of directors of
                                      Option Care and Condell Medical Centers.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held two meetings in 1997. During 1997, each of the directors participated in at least 75% of the total number of such meetings of the Board and meetings of committees of the Board on which he served.

     The Board of Directors has established a Compensation Committee and an Audit Committee. The Company's bylaws provide that each such committee shall have one or more members, who serve at the pleasure of the Board of Directors. The Company does not have a standing nominating committee, however, the Board of Directors will consider director nominations which are submitted by stockholders in writing addressed to: Corporate Secretary, NeoPharm, Inc., 100 Corporate North, Suite 215, Bannockburn, Illinois 60015.

     Compensation Committee. The Compensation Committee is responsible for administering incentive compensation and benefit plans under the Company's 1995 Stock Option Plan (the "Stock Option Plan") and the Company's 1995 Director Option Plan (the "Director Plan") and reviewing and making recommendations to the Board of Directors with respect to the administration of the salaries, incentives and other compensation of directors, officers, and other employees of the Company, including the terms and conditions of their employment and other compensation matters. The Board of Directors has appointed Messrs. Kapoor and Dritschilo to the Compensation Committee. During fiscal 1997, there was one meeting of the Compensation Committee.

     Audit Committee. The Audit Committee is responsible for making an annual recommendation, based on a review of qualifications, to the Board of Directors for the appointment of independent public accountants to audit the financial statements of the Company and to perform such other duties as the Board of Directors may from time to time prescribe. The Audit Committee is also responsible for reviewing and making recommendations to the Board of Directors with respect to (i) the scope of audits conducted by the Company's independent public accountants and internal auditors and (ii) the accounting methods and the system of internal control used by the Company. In addition, the Audit Committee reviews reports from the Company's independent public accountants and internal auditors concerning compliance by management with governmental laws and regulations and with the Company's policies relating to ethics, conflicts of interest and disbursements of funds. The Board of Directors has appointed Messrs. Dritschilo and Hanson to the Audit Committee. During fiscal 1997, there was one meeting of the Audit Committee.

     Compensation Committee Interlocks and Insider Participation. As noted above, the Compensation Committee of the Board consists of Messrs. Kapoor and Dritschilo, each of whom is a non-employee director of the Company. In 1997, the Company paid EJ Financial Enterprises, Inc. ("EJ") $125,000 pursuant to a Consulting Agreement for certain business and financial services, plus reimbursement of expenses. Dr. Kapoor, the Company's Chairman, is the president and a director of EJ. Dr. Mahendra Shah, Vice President of the Company, is also a Vice President of EJ. In addition, Dr. Kapoor is Chairman of Option Care, Inc., a company in which Director Hanson serves as director, President and Chief Executive Officer. The Company's principal offices are located in space subleased from Option Care, Inc. See "Certain Relationships and Related Transactions" for additional information.

                           COMPENSATION OF DIRECTORS

     Directors are not paid any compensation for attendance at directors' meetings or for serving on any committee of the Board. Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings.

     Non-employee directors are eligible to participate in the Director Plan which provides for the grant of nonstatutory stock options to non-employee directors of the Company who are not stockholders holding more than 5% of the Company's outstanding Common Stock ("Outside Directors") pursuant to an automatic, non-discretionary grant mechanism providing for a total of 100,000 shares of Common Stock. Currently two directors are eligible to participate in the Director Plan. Each Outside Director is automatically granted an option to purchase 5,000 shares of Common Stock of the Company upon his or her initial election as a director. Subsequently, each Outside Director is granted an additional option to purchase 5,000 shares of Common Stock on the first business day of each year thereafter (if, on such date, he or she has served as a director for at least six (6) months), so long as he or she remains an Outside Director.

                             EXECUTIVE COMPENSATION

     Summary of Cash and Certain Other Compensation of Executive Officers. The following table sets forth certain summary compensation information for the fiscal year ended December 31, 1997, for services rendered by the chief executive officer and for each executive officer of the Company who received more than $100,000 in salary and bonus in 1997 (the "Named Executive Officers").

                                            ANNUAL COMPENSATION                      LONG-TERM COMPENSATION AWARDS
                           ------------------------------------------------------  ---------------------------------
                                                        ANNUAL          OTHER
        NAME AND                                     COMPENSATION       ANNUAL     RESTRICTED STOCK
   PRINCIPAL POSITION      FISCAL YEAR  SALARY($)      BONUS($)      COMPENSATION     AWARDS($)        OPTIONS(#)
-------------------------  -----------  ---------  ----------------  ------------  ----------------  ---------------
William C. Govier,            1997       $138,600           $     0      $0              $0                     0
Chief Executive Officer       1996        121,000            39,600       0               0                50,000(2)
and President(1)              1995              0                 0       0               0                     0

Aquilur Rahman,               1997       $167,000           $51,000      $0              $0                     0
Chief Scientific Officer      1996        144,100            45,000       0               0                50,000(2)
                              1995              0                 0       0               0                     0

_________________________________
(1) Dr. Govier resigned as President, Chief Executive Officer and a Director of the Company effective January 18, 1998. Effective March 16, 1998, Mr. James M. Hussey succeeded Dr. Govier as President and Chief Executive Officer and was appointed to fill the vacancy in the Board of Directors created by Dr. Govier's departure.

(2) The stock option became exercisable for 25% of the covered shares on August 13, 1997 and will become exercisable with respect to an additional 25% on each anniversary of such date thereafter until exercisable in full unless terminated in accordance with the terms of the 1995 Stock Option Plan. Exercisability may be accelerated in the event of a "change of control."

                       OPTION GRANTS IN LAST FISCAL YEAR

     No options to purchase shares of Common Stock were granted to the Named Executive Officers during the fiscal year ended December 31, 1997.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                    YEAR, AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to stock options exercised during the fiscal year ended December 31, 1997, and the value at December 31, 1997, of unexercised stock options held by the Named Executive
Officers:

                               INDIVIDUAL GRANTS

                                                                         VALUE OF UNEXERCISED
                                               NUMBER OF UNEXERCISED   OPTIONS IN-THE-MONEY AT
                   SHARES ACQUIRED            OPTIONS AT FISCAL YEAR-      FISCAL YEAR-END*
                     ON EXERCISE     VALUE        END EXERCISABLE/           EXERCISABLE/
                   ---------------  REALIZED       UNEXERCISABLE            UNEXERCISABLE
NAME                      #            $                #                         $
----                   ------        -----            -----                     -----
William C. Govier           0            0          12,500/37,500               N/A*
Aquilur Rahman              0            0          12,500/37,500               N/A*

_______________
*    Represents the fair market value at December 31, 1997, of the Common
     Stock underlying the options minus the exercise price. As of December 31, 1997, the fair market value of the underlying common stock was less than the option exercise price for all options held by the Named Executive Officers.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors, consisting of directors Dr. John N. Kapoor and Dr. Anatoly Dritschilo, neither of whom is an employee of the Company, annually reviews and makes recommendations to the Board of Directors regarding executive compensation. It is the philosophy of the Committee that the total executive compensation package should align the financial interests of the Company's executives with the short-term and long-term goals of the Company and consequently enhance stockholder value. The key elements of the Company's current compensation program include a base salary, an annual bonus and equity participation through a long term incentive plan.

     Base Salary. As a development stage company, with only four full time employees, it is difficult to compare salaries to any particular peer group. Rather, the Committee takes into consideration the responsibilities, experience level, individual performance levels and amount of time devoted to the Company's needs. Salaries are reviewed annually by the Committee based on the foregoing criteria and are adjusted, if warranted, by the Committee.

     Annual Bonus. The Committee recommends to the Board the amount of bonus awards, including who should receive them based upon its evaluations. The awards are intended to reward excellent individual and team performance in the achievement of the Company's financial and operational goals. The Board of Directors reviews the Committee's bonus recommendations and makes its bonus determinations based on the Committee's report. Bonuses paid to employees for the fiscal year 1997 amounted to 30% of base salary.

     Long-term Incentives. The Company adopted the 1995 Stock Option Plan in January 1995. The purpose of the plan is to create an opportunity for employees, including executive officers and consultants to the Company, to share in the enhancement of stockholder value. As with annual bonus payments, the Compensation Committee annually recommends to the Board the grant of incentive awards based upon its evaluation of individual contributions towards the Company's past and future success. After reviewing the recommendation of the Committee, including the executive's individual performance and level of responsibility together with the Company's achievement with respect to profitability and growth, the Board grants incentive awards. Fiscal year 1996 marked the first time the Committee has made such recommendations to the Board. In 1997 no recommendations for the issuance of stock options were made by the Committee.



                                                 Compensation Committee

                                                 Dr. John N. Kapoor
                                                 Dr. Anatoly Dritschilo

                               SECURITY OWNERSHIP

     The following table sets forth certain information regarding beneficial ownership of shares of the Common Stock as of March 31, 1998 by (i) all those known by the Company to be beneficial owners of more than 5% of its outstanding Common Stock, (ii) each director of the Company and each nominee for director,
(iii) each of the executive officers named in the Summary Compensation Table and
(iv) all Executives, directors and nominees for director as a group.


                                        Amount and Nature of Percent
Name                                    of Beneficial Ownership        Class (1)
----                                    -----------------------        ---------
John N. Kapoor                          2,112,909(2)                   24.24%
EJ Financial Enterprises, Inc.
225 East Deerpath
Suite 250
Lake Forest, IL 60045

John N. Kapoor 1994-A                   1,550,453(3)                   17.79%
 Annuity Trust
225 East Deerpath
Suite 250
Lake Forest, IL 60045

Aquilur Rahman                            878,040                      10.07%
100 Corporate North
Suite 215
Bannockburn, IL 60015

Anatoly Dritschilo                        245,949                       2.82%
100 Corporate North
Suite 215
Bannockburn, IL 60015

James M. Hussey                                 0(4)                       *
100 Corporate North
Suite 215
Bannockburn, IL  60015

Erick E. Hanson                                 0                          *
100 Corporate North, Suite 212
Bannockburn, IL 60015

William C. Govier                         245,634(5)                    2.82%
225 E. Deerpath
Suite 250
Lake Forest, IL 60045

All officers and directors as a group
(8 persons)                             5,337,591(6)                   61.24%

________________________________

* Indicates ownership of less than 1%.

(1) Based on 8,195,810 shares of Common Stock outstanding as of March 31, 1998, plus 519,817 shares subject to warrant and options that are considered to be beneficially owned by the persons listed. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person or group holding such options or warrants.

(2) Includes 1,511,624 shares held by the John N. Kapoor Trust, dtd 9/20/89 (the "JNK Trust"), of which Dr. Kapoor is the sole trustee and sole beneficiary. The address of the Trust is 225 East Deerpath, Suite 250, Lake Forest, Illinois 60045. The Trust also owns Warrants to purchase 287,004 shares of Common Stock, which are assumed to have been exercised for purposes of disclosing the ownership indicated. The amount shown also includes 300,000 shares which are held by the John N. Kapoor Charitable Trust (the "Charitable Trust") of which Dr. Kapoor and his spouse are co-trustees. Dr. Kapoor disclaims beneficial ownership of the shares held by the Charitable Trust.

(3) The sole trustee of the John N. Kapoor 1994-A Annuity Trust (the "Annuity Trust") is Editha Kapoor, Dr. Kapoor's spouse, who also serves as trustee for four trusts which have been established for their children (the "Childrens' Trusts") and which collectively own 310,848 shares and as co-trustee with Dr. Kapoor of the Charitable Trust. The shares held by the Childrens' Trusts and the Charitable Trust are not included in the reported shares.

(4)  Mr. Hussey joined the Company on March 16, 1998.

(5) Dr. Govier resigned as President, Chief Executive Officer and Director effective January 18, 1998.

(6) Does not include shares held by family members or trusts established for family members of officers and directors as to which shares such officers and directors do not have or share voting or investment power and as to which they have disclaimed beneficial ownership.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In November, 1997 the Company relocated its principal corporate office to space subleased from Option Care, Inc. Mr. Hanson, a director of the Company, is President, CEO and a Director of Option Care. In addition, Dr. Kapoor, Chairman of the Company's Board of Directors, is a director and principal shareholder of Option Care. The sublease was negotiated at arms length and the Company believes the terms are fair.

     On July 1, 1994, the Company entered into a Consulting Agreement with EJ Financial Enterprises, Inc. ("EJ Financial"). The Consulting Agreement provides that the Company will pay EJ Financial $125,000 per year (paid quarterly) for certain business and financial services, including having certain officers of EJ Financial serve as officers of the Company. Dr. John Kapoor, the Company's Chairman of the Board is the president and a director of EJ Financial. Dr. Mahendra Shah, Vice President of the Company, is also a Vice President of EJ Financial. The Company believes that the charges provided for in the Agreement are reasonable and reflect the cost of the services provided. These charges reflect the increased need for EJ Financial's services in connection with operation of NeoPharm as a publicly-held company. Unless terminated by the parties, the management services agreement with EJ Financial automatically renews in June of each year for a one year term.

     In connection with the Company's initial public offering, the Company adopted a policy whereby any further transactions between the Company and its officers, directors, principal stockholders and any affiliates of the foregoing persons will be on terms no less favorable to the Company than could reasonably be obtained in arm's length transactions with independent third parties, and that any such transactions also be approved by a majority of the Company's disinterested outside directors.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the percentage change in cumulative total stockholder return on the Company's Common Stock with the cumulative return on the AMEX Market Value Index, the NASDAQ Stock Market Index and the NASDAQ Pharmaceutical Stock Index during the period beginning January 25, 1996 (the date on which the Company's Common Stock began trading publicly on the Nasdaq Small Cap System) through December 31, 1997. The price of the Common Stock as reflected in the graph has been adjusted to reflect the two-for-one stock split in the Common Stock in August 1996. The comparison assumes that $100 was invested on January 1, 1996 in the Company's Common Stock and in the foregoing indices and assumes the reinvestment of dividends.




                           [STOCK PERFORMANCE GRAPH]









--------------------------------------------------------------------------------
                                   12/31/95*  12/31/96  12/31/97
--------------------------------------------------------------------------------
        NeoPharm, Inc. **           100.00     229.00    150.00
--------------------------------------------------------------------------------
     AMEX Market Value Index        100.00     106.00    129.00
--------------------------------------------------------------------------------
    NASDAQ Stock Market Index       100.00     123.00    151.00
--------------------------------------------------------------------------------
NASDAQ Pharmaceutical Stock Index   100.00     100.00    104.00
--------------------------------------------------------------------------------

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity security, to file with the Securities and Exchange Commission and the applicable stock exchanges reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the 1997 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The firm of Arthur Andersen LLP was the Company's independent public accountant for the 1997 fiscal year. A representative from the Company's independent public accountants customarily attends the Annual Meeting and has the opportunity to make a statement if he so desires. This representative also is available to respond to appropriate questions. The Company has not yet selected its independent public accountant for the 1998 fiscal year.


                                 OTHER MATTERS

     The only matters which management intends to present to the meeting are set forth in the Notice of Annual Meeting. Management knows of no other matters which will be brought before the meeting by any other person. However, if any other matters are properly brought before the meeting, the persons named on the enclosed form of proxy intend to vote on such matters in accordance with their best judgement on such matters.


                              1999 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders to be held in 1999 must be received by the Company on or before January 11, 1999 for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting.


                        1997 ANNUAL REPORT ON FORM 10-K

     A copy of the Company's 1997 Annual Report on Form 10-K (the "Form 10-K") accompanies this Proxy Statement as part of the Company's Annual Report. Additional copies of the Form 10-K are available to stockholders without charge on request in writing to the following address: NeoPharm, Inc., 100 Corporate North, Suite 215, Bannockburn, Illinois 60015.



                                           By Order of the Board of Directors,


                                           /s/ James M. Hussey
                                           -------------------
                                           JAMES M. HUSSEY
                                           President and Chief Executive Officer


May 11, 1998

                                 NEOPHARM, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS -- JUNE 15, 1998


     The undersigned appoints James M. Hussey, Kevin Harris and Christopher R. Manning, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of NeoPharm, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders thereof to be held on June 15, 1998, or at any adjournment thereof.

Unless otherwise marked, this proxy will be voted FOR the election of the nominees named.

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

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
1.   Election of Directors --
     Nominees:         John N. Kapoor, James M. Hussey,        For      Withhold   For All
                       Aquilur Rahman, Anatoly Dritschilo,     All        All      Except
                       Erick E. Hanson                         [ ]        [ ]       [ ]


                                         The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.

                                                                          Dated:                          , 1998
                                                                                --------------------------

                                         Signature(s):
                                                       ----------------------------------------------------------

                                         ------------------------------------------------------------------------
                                         Please sign exactly as your name appears.  Joint owners should each sign personally.  Where applicable, indicate your __________ position or representation _________________.


------------------------------------------------------------------------------------------------------------------------------------
                                                   <   FOLD AND DETACH HERE   >

                                                     YOUR VOTE IS IMPORTANT!

                                   PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                                                   USING THE ENCLOSED ENVELOPE.
